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                           SELECT SECTOR SPDR(R) TRUST

                     SUPPLEMENT DATED AUGUST 31, 2006 TO THE
                        PROSPECTUS DATED JANUARY 27, 2006


The following replaces the first paragraph found on page 26, under the heading "Determination of Net Asset Value" of the above-referenced Prospectus:

     In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings, except for those traded on the NASDAQ, are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities traded on the NASDAQ are valued at the NASDAQ official close price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Pricing and Investment Committee in accordance with procedures adopted by the Board of Trustees. In these cases, a Select Sector SPDR Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Effective September 1, 2006, the transaction fee applicable to creations and redemptions by Authorized Participants has been changed. The Transaction Fees found in section I.A. and I.B. of the Fees and Expenses Table on page 18 are hereby amended as follows:

     Transaction expenses of $500 for transactions through the Continuous Net Settlement System of NSCC.

     Transaction expenses of up to $2,000 for transactions outside of the NSCC process.

The following replaces the second paragraph found on page 28, under the heading "CREATION AND REDEMPTION OF CREATION UNITS -- Creation," of the above-referenced
Prospectus:

     A fixed transaction fee of $500 is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which any cash can be used in lieu of Deposit Securities to create Creation Units. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

Effective September 1, 2006, the following replaces the second paragraph found on page 30, under the heading "CREATION AND REDEMPTION OF CREATION UNITS -- Redemption," of the above-referenced Prospectus:

     A fixed transaction fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.